                            MOORE CORPORATION LIMITED
              EXHIBIT 21 - SUBSIDIARIES AND ASSOCIATED CORPORATIONS

No person is a parent of the Corporation.


                                                                                  Jurisdiction of
Subsidiaries                                                                      Incorporation
------------                                                                      -------------
Moore Holdings U.S.A. Inc.                                                        Delaware
       Moore North America Finance, Inc.                                          Delaware
       Moore North America, Inc.                                                  Delaware
                Moore International Sales Inc.                                    Barbados
                Moore Financial Inc.                                              Nevada
                Moore Response Marketing Services, Inc.                           Delaware

       FRDK,Inc.                                                                  New York
          G2.com, Inc.                                                            Delaware
          Peak Technologies, Inc.                                                 Illinois
               Peak Technologies Canada Ltd.                                      Ontario
               Telpar, Inc.                                                       Delaware
               Peak Technologies Holdings Ltd.                                    United Kingdom
                 Peak Technologies UK Ltd.                                        United Kingdom
                 AccuScan International Ltd.                                      United Kingdom
                 Peak Technologies SA                                             France
                 AccuScan International SA                                        France
                 Peak Technologies Benelux BV                                     Belgium
                 Peak Technologies (Schwiez) AG                                   Switzerland
                 Peak Technologies Holdings GmbH                                  Germany
                   Peak Technologies GmbH                                         Germany
                   AccuScan GmbH                                                  Germany
     FGSU Holding BV                                                              The Netherlands
        Phoenix Espana, S.L.                                                      Spain
Logidec Canada Inc.                                                               Canada
    Logidec Inc.                                                                  Quebec
MH Holdings Limited                                                               Ontario
       Moore International Hungary Kft                                            Hungary
Quality Color Press Inc. (50%)                                                    Alberta

                            MOORE CORPORATION LIMITED
         EXHIBIT 21 - SUBSIDIARIES AND ASSOCIATED CORPORATIONS - CONT'D

No person is a parent of the Corporation.

                                                                                  Jurisdiction of
Subsidiaries                                                                      Incorporation
------------                                                                      -------------
Moore Group Services B.V.B.A.                                                      Belgium
MI Insurance (Barbados) Ltd.                                                       Barbados
Moore International Financial Services Ltd.                                        Barbados
Moore International B.V.                                                           The Netherlands
     Moore Response Marketing B.V.                                                 The Netherlands
        Moore IMS B.V.                                                             The Netherlands
     Toets 9220 International B.V. (50%)                                           The Netherlands
        Moore Cayman Islands Ltd.                                                  Cayman Islands
     Moore Paragon (Caribbean) Limited (60%)                                       Barbados
           Moore Trinidad Ltd.(99%)                                                Trinidad
           GCS Limited(50%)                                                        Barbados
             Moore Granada Limited                                                 Granada
        Moore Belgium N.V./S.A.                                                    Belgium
        Moore Response Marketing N.V./S.A.                                         Belgium
          Moore Response Marketing S.A. (99.9%)                                    France
          Moore Response Marketing GmbH                                            Germany
             Response Marketing SARL (99.9%)                                       France
       Sigma Moore SPA (50%)                                                       Italy
           Polimoore SRL                                                           Italy
Moore International Ireland                                                        Ireland

Moore Business Forms Holdings U.K. Ltd.                                            United Kingdom
     Colleagues Group Limited                                                      United Kingdom
        Colleagues Direct Marketing Ltd.                                           United Kingdom
     Moore Business Forms Limited                                                  United Kingdom
        Moore Business Forms Pensions Trustees UK Ltd.                             United Kingdom
        Moore I.M.S. Ltd.                                                          United Kingdom
Moore CCS Europe Limited                                                           United Kingdom

                            MOORE CORPORATION LIMITED
         EXHIBIT 21 - SUBSIDIARIES AND ASSOCIATED CORPORATIONS - CONT'D

                                                                                  Jurisdiction of
Subsidiaries                                                                      Incorporation
------------                                                                      -------------
Shanghai Jielong Moore Business Forms                                             China
& Systems Co. Ltd. (60%)
Moore Aust. Pty Ltd.                                                              Australia
     Distaga Pty Limited                                                          Australia
     MILAC Pty Limited                                                            Australia
Moore Argentina S.A.                                                              Argentina
Moore Communicacion Dinamica SA (50%)                                             Argentina
Moore Brazil Ltda.                                                                Brazil
Inversiones Moore CA                                                              Venezuela
     Moore Technology and Trading CA                                              Venezuela
     Moore de Venezuela S.A. (50.1%)                                              Venezuela
Moore Chile                                                                       Chile
Moore de Mexico Holdings, S.A. de C.V.                                            Mexico
     Moore de Mexico S.A. de C.V.                                                 Mexico
Moore Business Forms de Puerto Rico S.A.                                          Puerto Rico
Moore de Centro America, S.A. (56%) (A)                                           Guatemala
Moore de Centro America S.A. de C.V. (56%)                                        El Salvador
     Moore de Centro America S.A. de C.V.                                         Honduras
     (74.3% + 25.7% owned by(A))
Moore de Centro America S.A. (56%)                                                Costa Rica


OTHER CORPORATIONS

Moore-Hong Leong Strategic Holdings Pte Ltd.                                      Singapore
(49.9%)
Moore Business Forms Caribbean Ltd. (40%)                                         Jamaica
Vista Information Solutions, Inc. (3.7%)                                          Delaware


NOTES:

(1) There are no other significant subsidiaries or associated corporations of the Corporation.

(2) Percentage ownership is 100% unless otherwise stated (shown in brackets). Any companies owned by another company are shown immediately after the parent company with indentation.